SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 22, 2012

FAIRMOUNT BANCORP, INC.

(Exact name of Registrant as Specified in Charter)

Maryland	000-53996	27-1783911
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8216 Philadelphia Road, Baltimore, MD 21237

(Address of Principal Executive Offices)

(410) 866-4500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Upon the recommendation of the Compensation Committee, on February 22, 2012, the Board of Directors extended the term of the employment agreement with Joseph M. Solomon, President and Chief Executive Officer of each of Fairmount Bancorp, Inc. and Fairmount Bank, for an additional year, to a term of three years, and, effective March 12, 2012, increased his base annual salary under the agreement to $141,230.

Effective February 23, 2012, the Compensation Committee granted restricted stock awards to the named executive officers as follows:

Name	Number of Shares	Grant Date Fair Value of Awards

Joseph M. Solomon	4,440	$14.10
Jodi L. Beal	3,200	$14.10

The shares of restricted stock vest over five years in equal increments on the anniversary of the date of the awards.

Effective February 23, 2012, he Compensation Committee granted stock options to the named executive officers as follows:

Name	Number of Shares Underlying Options	Exercise Price of Option Awards

Joseph M. Solomon	11,100	$14.10
Jodi L. Beal	8,000	$14.10

The stock options vest over five years in equal increments on the anniversary of the date of the grants.

Effective February 23, 2012, the Compensation Committee granted restricted stock awards and stock options to non-employee directors as follows:

	Restricted Stock		Stock Options
Name	Number of Shares	Grant Date Fair Value of Awards	Number of Shares Underlying Options	Exercise Price of Option Awards
William G. Yanke	888	$14.10	2,220	$14.10
Mary R. Craig	888	$14.10	2,220	$14.10
Jay T. French	600	$14.10	1,500	$14.10
Edward J. Lally	888	$14.10	2,220	$14.10
Edgar F. Lassahn, Jr.	500	$14.10	1,250	$14.10

The shares of restricted stock and the stock options vest over five years in equal increments on the anniversary of the date of the awards and grants.

The restricted stock awards and the stock option grants are subject to other terms and conditions of the 2010 Recognition and Retention Plan and Trust Agreement and the 2010 Stock Option Plan, respectively, and to the agreements with the recipients filed as Exhibits 10.1, 10.2 and 10.3 to this Report.

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Stockholders of the Company was held on February 22, 2012. At the Annual Meeting, the persons listed below were elected to serve as directors of the Company, each for a term of three years, and the appointment by the Audit Committee of Smith Elliott Kearns & Company, LLC as the Company’s independent registered public accounting firm for fiscal 2012 was ratified.

The Inspector of Election reported the vote of stockholders at the Annual Meeting as follows:

PROPOSAL 1: Election of Directors

Name	FOR	WITHHELD
Edward J. Lally	268,769	—
Mary R. Craig	268,269	500

In addition, there were 151,831 broker non-votes.

PROPOSAL 2: Ratify Appointment of Smith Elliott Kearns & Company, LLC

FOR	AGAINST	ABSTAIN
420,098	2	500

There were no broker non-votes.

Item 9.01	Financial Statements and Exhibits

(d)	Exhibits.

Exhibit 10.1	Form of Restricted Stock Award Agreement.

Exhibit 10.2	Form of Incentive Stock Option Agreement.

Exhibit 10.3	Form of Non-Incentive Stock Option Agreement.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FAIRMOUNT BANCORP, INC.

DATE: February 28, 2012	By:	/s/ Joseph M. Solomon
Joseph M. Solomon
President and Chief Executive Officer